METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED SEPTEMBER 13, 2010

TO THE

PROSPECTUS DATED MAY 1, 2010

BLACKROCK DIVERSIFIED PORTFOLIO

The following changes are made to the prospectus of BlackRock Diversified Portfolio (the “Portfolio”), a series of Metropolitan Series Fund, Inc.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Matthew Marra, Eric Pellicciaro and Rick Rieder have managed the fixed income portion of the Portfolio since 2005, 2010 and 2010, respectively. The equity portion of the Portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the equity portion of the Portfolio. Messrs. Doll and Hanson have been managers of the Portfolio since 2006 and 2009, respectively. Philip J. Green is responsible for the asset allocation of the Portfolio. He has been a manager of the Portfolio since 2009. For additional information, please see “Additional Information about Management – The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

The information about the portfolio managers who manage the fixed income portion of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Portfolio are Matthew Marra, Eric Pellicciaro and Rick Rieder. BlackRock’s Fundamental Fixed Income Portfolio Management Group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the Portfolio, the Group utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Marra, a manager of the Portfolio since 2005, has been a Managing Director of BlackRock since 2006 and a member of BlackRock’s Fundamental Fixed Income Portfolio Management Group since 1997.

Mr. Pellicciaro, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2005 and Head of the Global Rates Investment Team within BlackRock’s Fundamental Fixed Income Portfolio Management Group since 2009.

Mr. Rieder, a manager of the Portfolio since 2010, has been Chief Investment Officer of Fixed Income, Fundamental Portfolios, and Head of Corporate Credit and Multi-Sector and Mortgage Groups since 2010 and a Managing Director of BlackRock since 2009. He was President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009. He worked at Lehman Brothers from 1987 to 2008, most recently as Head of Global Principal Strategies Team and Credit Businesses.